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                                                                EXHIBIT 10.32.14

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                         EQUITY FUNDING PLEDGE AGREEMENT
                                      (P1)

                          Dated as of December 30, 1996

                                     between

                       ROCKY MOUNTAIN LEASING CORPORATION,
                                   as Pledgor

                                       and

                             SUNTRUST BANK, ATLANTA,
                                   as Pledgee

                                 ROCKY MOUNTAIN
                      PUMPED STORAGE HYDROELECTRIC FACILITY

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                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

SECTION 1.     DEFINED TERMS.................................................  1

SECTION 2.     PLEDGE........................................................  1

SECTION 3.     SECURED CLAIMS................................................  2

SECTION 4.     REMEDIES......................................................  2
               Section 4.1.  Rights of the Pledgee...........................  2
               Section 4.2.  Filings.........................................  2
               Section 4.3.  Attorney-in-Fact................................  2
               Section 4.4.  The Pledgee's Duties............................  3

SECTION 5.     DISCHARGE.....................................................  3

SECTION 6.     REPRESENTATIONS AND WARRANTIES................................  3
               Section 6.1.  Unlimited Holder................................  3
               Section 6.2.  Rights in the Equity Funding Agreement..........  3

SECTION 7.     COVENANT OF THE PLEDGOR.......................................  3

SECTION 8.     MISCELLANEOUS.................................................  4
               Section 8.1.  Amendments and Waivers..........................  4
               Section 8.2.  Notices.........................................  4
               Section 8.3.  Survival........................................  5
               Section 8.4.  Successors and Assigns..........................  5
               Section 8.5.  Business Day....................................  5
               Section 8.6.  Governing Law...................................  5
               Section 8.7.  Severability....................................  5
               Section 8.8.  Counterparts....................................  5
               Section 8.9.  Headings........................................  6
               Section 8.10. Further Assurances..............................  6
               Section 8.11. Effectiveness of Agreement......................  6
               Section 8.12. Limitation of Liability.........................  6

                                              ii
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                      EQUITY FUNDING PLEDGE AGREEMENT (P1)

     This EQUITY FUNDING PLEDGE AGREEMENT (P1), dated as of December 30, 1996 (this "Pledge Agreement" or this "Agreement"), between ROCKY MOUNTAIN LEASING CORPORATION, a corporation organized and existing under the laws of the State of Delaware, as pledgor (the "Pledgor"), and SUNTRUST BANK, ATLANTA, a state banking corporation organized under the laws of the State of Georgia, not in its individual capacity but solely as Co-Trustee under the Trust Agreement (P1) dated as of December 30, 1996 with the Owner Trustee and the Owner Participant as supplemented (the "Pledgee").

     WHEREAS, the Pledgor, the Pledgee, Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation), an electric membership corporation organized under the laws of the State of Georgia ("Oglethorpe"), Philip Morris Capital Corporation, a Delaware corporation (the "Owner Participant"), Fleet National Bank, not in its individual capacity but solely as Owner Trustee under the Trust Agreement (the "Owner Trustee") and Utrecht-America Finance Co. (the "Lender"), have entered into a Participation Agreement (P1) dated as of December 30, 1996 (the "Participation Agreement");

     WHEREAS, the Pledgor and the Pledgee have entered into the Facility Lease of even date herewith; and

     WHEREAS, the Pledgor has entered into an Equity Funding Agreement (P1) with AIG Matched Funding Corp., a Delaware corporation ("AIGMFC"), dated as of December 30, 1996 (the "Equity Funding Agreement"), the Pledgor's rights, if any, in which the Pledgor is willing to pledge to the Pledgee to secure its obligations under the Facility Lease.

     NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. DEFINED TERMS.

     Capitalized terms used in this Agreement, including the recitals, and not otherwise defined herein shall have the respective meanings specified in Appendix A to the Participation Agreement. The general provisions of Appendix A shall apply to terms used in this Agreement and specifically defined herein.
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SECTION 2. PLEDGE.

     The Pledgor hereby transfers, assigns, pledges and grants a first priority security interest in each and all of its right, title and interest, if any, in the Equity Funding Agreement (including, without limitation, the right, if any, of the Pledgor to receive all amounts payable under the Equity Funding Agreement in accordance therewith, to give and receive any notice, consent, waiver or approval or take any other action under the Equity Funding Agreement) and all instruments and certificates evidencing the Equity Funding Agreement and all interest, cash, instruments or other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Equity Funding Agreement and all proceeds of the Equity Funding Agreement to the Pledgee for its benefit, and the Pledgee hereby accepts such transfer, assignment, pledge and security interest.

SECTION 3. SECURED CLAIMS.

     The purpose of this pledge is to secure the Pledgor's obligation (whether now or thereafter existing) under the Facility Lease to pay the Equity Portion of Basic Rent and the Equity Portion of Termination Value or amounts computed by reference to the Equity Portion of Termination Value. All of the foregoing obligations shall be referred to as "Secured Claims."

     Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts that constitute part of the Secured Claims and that would be payable to the Pledgee under the Facility Lease but for the fact that they are unenforceable or not allowable due to (a) the existence of a bankruptcy, insolvency, reorganization, arrangement or moratorium involving the Pledgor or (b) other laws relating to, or effecting the enforcement of, creditor's rights generally against the Pledgor.

SECTION 4. REMEDIES.

     Section 4.1. Rights of the Pledgee. Upon the happening and during the occurrence of any Event of Default under the Facility Lease, the Pledgee may (in addition to any other actions permitted under the other Operative Documents or by statute or at law or in equity) exercise any rights or remedies granted hereunder. The Pledgee may enforce the right of pledge created hereby to the fullest extent possible in accordance with, and shall be entitled to all rights, remedies and benefits afforded to pledgees under, the laws of the State of New York. To the extent necessary to realize the benefit of the pledge of the rights, if any, of the Pledgor in the Equity Funding Agreement effected by
Section 2, the Pledgor authorizes the Pledgee to exercise any of its rights under the Equity Funding Agreement.

     Section 4.2. Filings. The Pledgor agrees that it shall, at its own expense, execute and deliver all financing statements necessary to perfect the Pledgee's or any assignee's interest in the rights, if any, of the Pledgor in the Equity Funding Agreement or any assignment or other

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document reasonably requested by the Pledgee or the Owner Participant to perfect, protect, enforce, or otherwise give effect to the Pledgee's rights and remedies hereunder.

     Section 4.3. Attorney-in-Fact. If the Pledgor is unable or unwilling to sign such assignments, financing statements or other documents and to file financing statements or other public notices or recording with the appropriate authorities, as and when reasonably requested by counsel to the Pledgee or by counsel to the Owner Participant, the Pledgor hereby authorizes the Pledgee to sign as the Pledgor's true and lawful agent and attorney-in-fact any such assignments, financing statement or other documents and to make any such filings.

     Section 4.4. The Pledgee's Duties. The powers conferred on the Pledgee hereunder are solely to protect its interest in the rights, if any, of the Pledgor in the Equity Funding Agreement and shall not impose any duty upon it to exercise any such powers. Except for the accounting for monies actually received by it hereunder, the Pledgee shall have no duty as to the Equity Funding Agreement or other matters relative to the Equity Funding Agreement, whether or not the Pledgee has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to the Equity Funding Agreement.

SECTION 5. DISCHARGE.

     The Pledgee agrees that when the Secured Claims shall have been fully paid and discharged, the Pledgee, at the written request and cost of the Pledgor, shall immediately confirm the release of the rights, if any, of the Pledgor in the Equity Funding Agreement from any Lien created pursuant to this Agreement and of all claims that the Pledgee may have hereunder.

SECTION 6. REPRESENTATIONS AND WARRANTIES.

     Section 6.1. Unlimited Holder. The Pledgor represents and warrants that it is the legal and beneficial owner of the rights, if any, of the Pledgor in the Equity Funding Agreement and that the rights, if any, of the Pledgor in the Equity Funding Agreement are not subject to any Lien or any other right of any third party, except as provided by the Operative Documents.

     Section 6.2. Rights in the Equity Funding Agreement. The Pledgor represents and warrants that the pledge of the rights, if any, of the Pledgor in the Equity Funding Agreement under this Agreement vest in the Pledgee a valid first priority security interest in the rights, if any, of the Pledgor in the Equity Funding Agreement, as contemplated by this Agreement, subject to the provisions, if applicable, of Section 9-306 of the Uniform Commercial Code as in effect in New York.

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SECTION 7. COVENANT OF THE PLEDGOR.

     The Pledgor shall not, without the prior written consent of the Pledgee,
(a) sell, assign or otherwise dispose of, or grant any option with respect to, the rights, if any, of the Pledgor in the Equity Funding Agreement, or (b) create or permit any Lien upon or with respect to the rights, if any, of the Pledgor in the Equity Funding Agreement, except for the pledge created hereby.

SECTION 8. MISCELLANEOUS.

     Section 8.1. Amendments and Waivers. No term, covenant, agreement or condition of this Agreement may be terminated, amended or compliance therewith waived (either generally or in a particular instance, retroactively or prospectively) except by an instrument or instruments in writing executed by the party against whom enforcement of such change is sought.

     Section 8.2. Notices. Unless otherwise expressly specified or permitted by the terms hereof, all communications and notices provided for herein to a party hereto shall be in writing or by a telecommunications device capable of creating a written record, and any such notice shall become effective (a) upon personal delivery thereof, including, without limitation, by overnight mail or courier service, (b) in the case of notice by United States mail, certified or registered, postage prepaid, return receipt requested, upon receipt thereof, or
(c) in the case of notice by such a telecommunications device, upon transmission thereof, provided such transmission is promptly confirmed by either of the methods set forth in clauses (a) or (b) above, in each case addressed to such party at its address set forth below or at such other address as such party may from time to time designate by written notice to the other parties hereto:

        If to the Pledgor:

               Rocky Mountain Leasing Corporation
               c/o Corporation Trust Center
               1209 Orange Street, Room 123
               Wilmington, Delaware 19801

               Facsimile No.:  (302) 658-5459
               Telephone No.:  (302) 777-0250

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               with copies to:

               Sutherland, Asbill & Brennan
               999 Peachtree Street, N.E.
               Atlanta, Georgia  30309-3996

               Facsimile No.:  (404) 853-8806
               Telephone No.:  (404) 853-3000
               Attention:    Cada T. Kilgore, III

        If to the Pledgee:

               SunTrust Bank, Atlanta
               P.O. Box 4625
               Mail Code 008
               Atlanta, Georgia  30302

               Facsimile No.:  (404) 332-3966
               Telephone No.:  (404) 588-7813
               Attention:    Corporate Trust Department

               with copies to the Owner Participant:

               Philip Morris Capital Corporation
               800 Westchester Avenue
               Rye Brook, New York 10573-1301

               Facsimile No.: (914) 335-1297
               Telephone No.: (914) 335-5000
               Attention: Vice President, Leasing with a copy to
                          Director, Portfolio Administration

               and to the Owner Trustee:

               Fleet National Bank
               777 Main Street
               Hartford, Connecticut  06115

               Facsimile No.:  (860) 986-7920
               Telephone No.:  (860) 986-4540
               Attention:  Corporate Trust Administration

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     Section 8.3. Survival. Except as expressly set forth herein, the warranties and covenants made by each party hereto shall not survive the expiration or termination of this Agreement.

     Section 8.4. Successors and Assigns.

     (a) This Agreement shall be binding upon and shall inure to the benefit of, and shall be enforceable by, the parties hereto and their respective successors and permitted assigns as permitted by and in accordance with the terms hereof.

     (b) Except as expressly provided herein or in any other Operative Document, the Pledgor may not assign its interests herein without the consent of the Pledgee and AIGMFC. Except as expressly provided in the Operative Documents, the Pledgee may not assign its interests herein during the Term of the Facility Lease without the consent of the Pledgor and AIGMFC.

     Section 8.5. Business Day. Notwithstanding anything herein to the contrary, if the date on which any payment is to be made pursuant to this Agreement is not a Business Day, the payment otherwise payable on such date shall be payable on the next succeeding Business Day with the same force and effect as if made on such scheduled date and (provided such payment is made on such succeeding Business Day) no interest shall accrue on the amount of such payment from and after such scheduled date to the time of such payment on such next succeeding Business Day.

     Section 8.6. Governing Law. This Agreement shall be in all respects governed by and construed in accordance with the laws of the State of New York including all matters of construction, validity and performance.

     Section 8.7. Severability. If any provision hereof shall be invalid, illegal or unenforceable under Applicable Law, the validity, legality and enforceability of the remaining provisions hereof shall not be affected or impaired thereby.

     Section 8.8. Counterparts. This Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one Agreement.

     Section 8.9. Headings. The headings of the sections of this Agreement are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

     Section 8.10. Further Assurances. Each party hereto will promptly and duly execute and deliver such further documents to make such further assurances for and take such further action reasonably requested by any party to whom such first party is obligated, all as may be reasonably necessary to carry out more effectively the intent and purpose of this Agreement.

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     Section 8.11. Effectiveness of Agreement. This Agreement has been dated as of the date first above written for convenience only. This Agreement shall be effective on the date of execution and delivery by each of the Pledgee and the Pledgor.

     Section 8.12. Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by SunTrust Bank, Atlanta, not individually or personally but solely as Co-Trustee under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Co-Trustee is made and intended not as personal representations, undertakings and agreements by SunTrust Bank, Atlanta, but is made and intended for the purpose for binding only the Co-Trustee, (c) nothing herein contained shall be construed as creating any liability on SunTrust Bank, Atlanta, individually or personally, to perform any covenant either expressly or impliedly contained herein, all such liability, if any, being expressly waived by the parties hereto or by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall SunTrust Bank, Atlanta, be personally liable for the payment of any indebtedness or expenses of the Co-Trustee or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Co-Trustee under this Agreement or any other Operative Documents. In addition, each of the parties hereto acknowledges and agrees that the Co-Trustee has been appointed by the Owner Participant and Owner Trustee for the purpose of exercising those trust powers in the State of Georgia which may not be exercised by the Owner Trustee under applicable law, and that, except as otherwise required by applicable law, the Co-Trustee shall not be obligated to take any action hereunder unless expressly directed in writing by the Owner Trustee or the Owner Participant in accordance with the terms of the Trust Agreement.

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     IN WITNESS WHEREOF, the Pledgor and the Pledgee have caused this Pledge
Agreement to be duly executed and delivered by their respective officers thereunto duly authorized.

                             ROCKY MOUNTAIN LEASING
                                CORPORATION,
                                as Pledgor

                             By:/s/ Eugen Heckl
                                --------------------------------------
                                Name:  Eugen Heckl
                                Title: Vice President
                                Date:  December 30, 1996


                             SUNTRUST BANK, ATLANTA,
                             not in its individual capacity but solely as Co-Trustee under the Trust Agreement, as Pledgee

                             By:/s/ Bryan Echols
                                --------------------------------------
                                Name:  Bryan Echols
                                Title: Vice President
                                Date:  December 30, 1996

                             By:/s/ Sandra Thompson
                                --------------------------------------
                                Name:   Sandra Thompson
                                Title:  Vice Presidsent
                                Date:   December 30, 1996

Acknowledged and consented to by:

AIG MATCHED FUNDING CORP.

By:/s/ Kathleen Furlong
   ------------------------------
    Name:  Kathleen M. Furlong
    Title: Treasurer
    Date:

                          SCHEDULE TO EXHIBIT 10.32.14

                      EQUITY FUNDING PLEDGE AGREEMENT (P1)

     The following table indicates for each transaction the name of the corresponding Owner Participant:

      Agreement     Date                 Owner Participant
      -----------   ------------------   --------------------------------------
      P1            December 30, 1996    Philip Morris Capital Corporation

      P2            January 3, 1997      Philip Morris Capital Corporation

      F3            December 30, 1996    First Chicago Leasing Corporation

      F4            December 30, 1996    First Chicago Leasing Corporation

      N5            December 30, 1996    NationsBanc Leasing & R.E. Corporation

      N6            January 3, 1997      NationsBanc Leasing & R.E. Corporation